                                                                   EXHIBIT 5(c)





                                  May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In connection with the transactions contemplated by the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees to convert or to cause the conversion of, immediately prior to the consummation of the transactions contemplated by the Agreement, each outstanding share of Class B Common Stock, $.01 par value ("Class B Common Stock"), of IMA, that may be beneficially owned by the undersigned into one share of Class A Common Stock, $.01 par value, of IMA in accordance with the terms of IMA's certificate of incorporation, as currently in effect.

         The undersigned represents and warrants to the Company that the undersigned is the record and beneficial owner of 471,300 shares of Class B Common Stock. The undersigned is not the record or beneficial owner of any other shares of Class B Common Stock.

         In the event that the merger of IMA and ITI Sub contemplated by the Agreement is terminated this Agreement shall be null and void.



                                                  s/Robert W. Affholder
                                                  ------------------------------
                                                  Robert W. Affholder

                                  May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In connection with the transactions contemplated by the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees to convert or to cause the conversion of, immediately prior to the consummation of the transactions contemplated by the Agreement, each outstanding share of Class B Common Stock, $.01 par value ("Class B Common Stock"), of IMA, that may be beneficially owned by the undersigned into one share of Class A Common Stock, $.01 par value, of IMA in accordance with the terms of IMA's certificate of incorporation, as currently in effect.

         The undersigned represents and warrants to the Company that the undersigned is the record and beneficial owner of 26,666 shares of Class B Common Stock. The undersigned is not the record or beneficial owner of any other shares of Class B Common Stock.

         In the event that the merger of IMA and ITI Sub contemplated by the Agreement is terminated this Agreement shall be null and void.



                                                  s/Thomas N. Kalishman
                                                  ------------------------------
                                                  Thomas N. Kalishman

                                  May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In connection with the transactions contemplated by the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees to convert or to cause the conversion of, immediately prior to the consummation of the transactions contemplated by the Agreement, each outstanding share of Class B Common Stock, $.01 par value ("Class B Common Stock"), of IMA, that may be beneficially owned by the undersigned into one share of Class A Common Stock, $.01 par value, of IMA in accordance with the terms of IMA's certificate of incorporation, as currently in effect.

         The undersigned represents and warrants to the Company that the undersigned is the record and beneficial owner of 26,666 shares of Class B Common Stock. The undersigned is not the record or beneficial owner of any other shares of Class B Common Stock.

         In the event that the merger of IMA and ITI Sub contemplated by the Agreement is terminated this Agreement shall be null and void.



                                                  s/John F. Kalishman
                                                  ------------------------------
                                                  John F. Kalishman

                                  May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In connection with the transactions contemplated by the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees to convert or to cause the conversion of, immediately prior to the consummation of the transactions contemplated by the Agreement, each outstanding share of Class B Common Stock, $.01 par value ("Class B Common Stock"), of IMA, that may be beneficially owned by the undersigned into one share of Class A Common Stock, $.01 par value, of IMA in accordance with the terms of IMA's certificate of incorporation, as currently in effect.

         The undersigned represents and warrants to the Company that the undersigned is the record and beneficial owner of 26,666 shares of Class B Common Stock. The undersigned is not the record or beneficial owner of any other shares of Class B Common Stock.

         In the event that the merger of IMA and ITI Sub contemplated by the Agreement is terminated this Agreement shall be null and void.



                                                  s/Susan Kalishman
                                                  ------------------------------
                                                  Susan Kalishman

                                  May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In connection with the transactions contemplated by the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees to convert or to cause the conversion of, immediately prior to the consummation of the transactions contemplated by the Agreement, each outstanding share of Class B Common Stock, $.01 par value ("Class B Common Stock"), of IMA, that may be beneficially owned by the undersigned into one share of Class A Common Stock, $.01 par value, of IMA in accordance with the terms of IMA's certificate of incorporation, as currently in effect.

         The undersigned represents and warrants to the Company that the undersigned is the record and beneficial owner of 26,666 shares of Class B Common Stock. The undersigned is not the record or beneficial owner of any other shares of Class B Common Stock.

         In the event that the merger of IMA and ITI Sub contemplated by the Agreement is terminated this Agreement shall be null and void.



                                                  s/James F. Kalishman
                                                  ------------------------------
                                                  James F. Kalishman

                                  May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In connection with the transactions contemplated by the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees to convert or to cause the conversion of, immediately prior to the consummation of the transactions contemplated by the Agreement, each outstanding share of Class B Common Stock, $.01 par value ("Class B Common Stock"), of IMA, that may be beneficially owned by the undersigned into one share of Class A Common Stock, $.01 par value, of IMA in accordance with the terms of IMA's certificate of incorporation, as currently in effect.

         The undersigned represents and warrants to the Company that the undersigned is the record and beneficial owner of 1,895,021 shares of Class B Common Stock. The undersigned is not the record or beneficial owner of any other shares of Class B Common Stock.

         In the event that the merger of IMA and ITI Sub contemplated by the Agreement is terminated this Agreement shall be null and void.

                                               XANADU INVESTMENTS, L.P.


                                               s/Jerome Kalishman
                                               ---------------------------------
                                               Jerome Kalishman, General Partner